Companies List Date 2026-01-15 Page 1 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 1 3125 11601 Roosevelt Boulevard Realty, LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 5561670 Limited Liability Company Active 2014-06-30 SUBSIDIARY 11000490841 2 4160 Advanced Portfolio Technologies Ltd. Trading At: 3 Bermudiana Road, Hamilton, HM08, Bermuda Registered Office: 3 Bermudiana Road, Hamilton, HM08, Bermuda Bermuda EC18433 Exempted Company Limited by Shares Active 1993-06-22 C19343 3 AFSFIAIDLP AFSF II AIV Investors - D L.P. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 5648726 Limited Partnership Active 2014-10-14 4 3523 AKC Insurance Company LLC Main Office : c/o Aon Insurance Managers (USA) Inc., 201 Merchant Street, Suite 2400, Honolulu HI 96813, United States Registered Address: Paul B Shimomoto , 999 Bishop St Ste 1600, Honolulu HI 96813, United States United States 176954 C5 Limited Liability Company Active 2017-07-19 5 3401 Alphakinetic Limited Trading At: The Company's Registered Office Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom Presenter: The Company's Registered Office United Kingdom 06897969 Limited by Shares Active 2009-05-07 6 AMOUNT Amount, Inc. Main Office : 222 N. LaSalle St., Suite 1700, Chicago IL 60601, United States United States 7127181 Corporation Active 2019-10-07 SUBSIDIARY

Companies List Date 2026-01-15 Page 2 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 7 2188 Armed Forces Financial Network LLC Main Office : 11601 Roosevelt Blvd., TA-94, St Petersburg FL 33716, United States Registered Address: c/o CT Corporation System, 1200 South Pine Island Road, Plantation FL 33324, United States United States L02000007703 Limited Liability Company Active 2002-04-01 11000290640 8 2289 Atelio Ireland Limited Trading At: The Company's Registered Office Registered Office: One Spencer Dock, North Wall Quay, Dublin 1, Dublin, D01 X9R7, Ireland Ireland 763522 Private Company Limited by Shares (LTD) Active 2024-05-08 9 4017 Automated Securities Clearance LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 4010251 Limited Liability Company Active 2005-08-12 AUTOMA4 10 BOOSNEWSUB Boost Newco Sub, Inc. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 7546165 Corporation Active 2023-08-29 11 BOOSTNEWCO Boost Newco, LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 7545815 Limited Liability Company Active 2023-07-03 12 2262 C&E Holdings Luxembourg S.a.r.l. Trading At: 28, Boulevard F.W. Raiffeisen, Luxembourg, L- 2411, Luxembourg Registered Office: 28, Boulevard F.W. Raiffeisen, Luxembourg, L- 2411, Luxembourg Luxembourg B 148.895 Limited Liability Company Active 2009-10-16 11000324476

Companies List Date 2026-01-15 Page 3 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 13 2173 Chex Systems, Inc. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o CT Corporation System, Inc., 1010 Dale Street N., Saint Paul MN 55117, United States United States 2918180-2 Corporation Active 2008-07-03 11000277404 14 3310 Clear2Pay (Shenzhen) Company Limited Trading At: 15M, 15/F, Room 1557, A8 Music Building, No. 1002 Keyuan Road Tech Zone, Nanshan District, Shenzhen, Guangdong, 518000, China Registered Office: 15M, 15/F, Room 1557, A8 Music Building, No. 1002 Keyuan Road Tech Zone, Nanshan District, Shenzhen, Guangdong, 518000, China China 91440300661022 821M Limited Liability Company Active 2007-06-25 INTERNATIONA 11000537748 15 3325 Clear2Pay APAC Pte. Ltd. Trading At: 8 Marina View #31-01, Asia Square Tower 1, 018960, Singapore Registered Office: 8 Marina View #31-01, Asia Square Tower 1, 018960, Singapore Singapore 200207426H Private Limited Company Active 2002-08-27 INTERNATIONA 11000537072 16 3304 Clear2Pay Belgium BV Trading At: De Kleetlaan 6A, 1831 Diegem, Belgium, Belgium Registered Office: De Kleetlaan 6A, 1831 Diegem, Belgium, Belgium Belgium 0430.605.764 Private Limited Company Active 1987-03-20 INTERNATIONA 11000536820 17 3303 Clear2Pay BV Trading At: De Kleetlaan 6A, 1831 Diegem, Belgium, Belgium Registered Office: De Kleetlaan 6A, 1831 Diegem, Belgium, Belgium Belgium 0472.753.848 Private Limited Company Active 2000-09-06 INTERNATIONA 11000518004 18 3315 Clear2Pay France SAS Trading At: 1 Rue Eugène et Armand Peugeot, 92508, Rueil-Malmaison Cedex, France Registered Office: 1 Rue Eugène et Armand Peugeot, 92508, Rueil-Malmaison Cedex, France France 444 434 120 Limited Liability Company Active 2002-12-12 INTERNATIONA 11000537525 19 3313 Clear2Pay Germany GmbH Germany HRB 109791 Limited Liability Company Active 2013-07-09 INTERNATIONA 11000537517

Companies List Date 2026-01-15 Page 4 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Trading At: Solmsstrasse 18, 60486, Frankfurt am Main, Germany Registered Office: Solmsstrasse 2-22, 60486, Frankfurt am Main, Germany 20 3322 Clear2Pay Nederland BV Trading At: De Kleetlaan 6A, 1831 Diegem, Belgium, Belgium Registered Office: De Entree 248, 12th Floor, 1101 EE, Amsterdam, Netherlands, Netherlands Netherlands 33299164 Limited Liability Company Active 1998-07-03 INTERNATIONA 11000536692 21 3324 Clear2Pay Poland Sp. z o.o. Trading At: Sienna Street 75, Sienna Center, Building 1, 5th floor, 00-833, Warsaw, Poland Registered Office: ul. Sienna, 75, Budynek 1, pietro 5, 00-833, Warzsawa, Poland Poland KRS number 0000137967 Limited Liability Company Active 1999-11-23 INTERNATIONA 11000537105 22 3314 Clear2Pay Spain s.l. Trading At: Calle Principe de Vergara 132. 9th floor, 28002, Madrid, Spain Registered Office: Calle Principe de Vergara 132. 9th floor, 28002, Madrid, Spain Spain B85492833 Limited Liability Company Active 2008-07-10 INTERNATIONA 11000537652 23 3309 ClearTwoPay Chile SpA Trading At: Alonso de Cordova 2860, Office 504, Vitacura, Santiago, 7630440, Chile Registered Office: Alonso de Cordova 2860, Office 504, Vitacura, Santiago, 7630440, Chile Chile 21991 Limited Liability Company Active 2012-05-09 INTERNATIONA 11000537206 24 5020 Complete Payment Recovery Services, Inc. Main Office : 11601 Roosevelt Bvld., N., St. Petersburg FL 33716, United States Registered Address: c/o C T Corporation System, 289 South Culver Street, Lawrenceville GA 30046-4805, United States United States 46234 Corporation Active 2000-10-18 11000277403 25 5062 CPRS Holdings, Inc. Main Office : 11601 Roosevelt Blvd., N., St. Petersburg FL 33716, United States United States 909021 Corporation Active 1981-02-26 11000277402

Companies List Date 2026-01-15 Page 5 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States 26 DEEPPOOEUR Deep Pool (Europe) Limited [In Liquidation - 19-Dec-2025] Trading At: Aigyptou 36 , Larnaca, 6030, Cyprus Registered Office: Arch. Makariou III, 73, Methonis Tower, Floor 3, Office 301, Nicosia, 1070, Cyprus Cyprus HE 394356 Private Company In Liquidation 2019-02-12 27 DEEPPOOINT Deep Pool International Ltd Trading At: 802 West Bay Road, George Town, PO Box 30154, Grand Cayman, KY1-1201, Cayman Islands Registered Office: Waystone Corporate Services (Cayman) Ltd., SIX Cricket Square, PO Box 1344, George Town, Grand Cayman, KY1-1103 , Cayman Islands Cayman Islands 179981 Exempted Company Limited by Shares Active 2007-01-05 28 4243 Demica Finance Limited Trading At: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 09760816 Public Limited Company Active 2015-09-03 29 4241 Demica Holdings Limited Trading At: 44 Esplanade, St Helier, JE4 9WG, Jersey Registered Office: 44 Esplanade, St Helier, JE4 9WG, Jersey Jersey 116068 Private Limited Company Active 2014-06-27 30 DEMICA Demica Limited Trading At: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 United Kingdom 02492599 Limited by Shares Active 1990-04-17

Companies List Date 2026-01-15 Page 6 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Walbrook, London, England, EC4N 8AF, United Kingdom 31 2293 DFLY TECHNOLOGIES INDIA PRIVATE LIMITED Registered Office: Westend Centre, 2nd Floor, 3, Westend Centre,, Survey no. 169, Hissa No. 1, sector II, , Aundh, Pune, Pune, Maharashtra, 411007, India India U72900PN2022F TC213068 Private Company Active 2022-07-14 INTERNATIONA 32 2292 Dragonfly Financial Technologies Corp. Main Office : 1445 Sadler Road, Suite 1097, Fernandina Beach FL 32034, United States Registered Address: The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 6741055 Corporation Active 2022-04-19 33 DFT-HOLDCO Dragonfly Financial Technologies Holdco LLC Main Office : 1445 Sadler Road, Suite 1097, Fernandina Beach FL 32034, United States Registered Address: The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 6772591 Limited Liability Company Active 2022-05-02 34 2175 eFunds Corporation Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 2051596 Corporation Active 1984-12-27 11000277421 35 2165 eFunds Holdings Limited Trading At: Tricorn House 1st FL, 51-53 Hagley Road, Edgbaston, B16 8TO, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 03261133 Limited by Shares Active 1996-10-09 11000277333 36 2166 eFunds International Limited Trading At: Tricorn House, 51-53 Hagley Road, Edgbaston, United Kingdom 01930117 Limited by Shares Active 1985-07-11 11000277335

Companies List Date 2026-01-15 Page 7 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Birmingham, B16 8TU, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom 37 3025 Everlink Payment Services Inc. Registered Office: 199 Bay Street, Suite 4000, Toronto ON M5L 1A9, Canada Canada 1707908-7 Corporation Active 2025-06-13 38 4194 F.I.S. Systems (Middle East) Limited Trading At: Unit 702, Level 7, Gate Precinct Building 4, Dubai International Financial Centre, Dubai, PO BOX 506648, United Arab Emirates Trading At (2): Level 29, Olaya Towers, Tower B – Unit 5, Intersection of Olaya St. & Mohammed bin Abdul-Aziz St., Riyadh, 11523, Saudi Arabia Registered Office: Unit 702, Level 7, Gate Precinct Building 4, Dubai International Financial Centre, Dubai, PO BOX 506648, United Arab Emirates United Arab Emirates CL0854 Private Limited Company Active 2009-07-09 C23977 39 2245 Fidelity Holding Ltda. Trading At: Avenida Antonio Frederico Ozanan, Ave., 1.440 - Block XII (part), Vila Santana II, Jundiai, 13219-001, Brazil Registered Office: Avenida Maria Coelho Aguiar, 215, Bloco D, 4.º andar, Parte, Jardim São Luís, São Paulo, SP, CEP 05804-900, Brazil Brazil NIRE 35228352371 Limited Liability Company Active 2014-04-29 11000488221 40 2081 Fidelity Information Services (Hong Kong) Limited Trading At: Suite 1301, 13/F Six Pacific Place, 50 Queen's Road East, Wan Chai, Hong Kong Registered Office: Suite 1301, 13/F Six Pacific Place, 50 Queen's Road East, Wan Chai, Hong Kong Hong Kong 08152722 Limited Liability Company Active 1982-09-07 11000277339 41 4071 Fidelity Information Services Spain B79531562 Corporation Active 1990-10-01 SUNGAR65

Companies List Date 2026-01-15 Page 8 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference (Iberia), S.L.U. Trading At: Calle Principe de Vergara 132. 9th floor, 28002, Madrid, Spain Registered Office: Calle Principe de Vergara 132. 9th floor, 28002, Madrid, Spain 42 4095 Fidelity Information Services (Israel) Ltd. Trading At: 9 Hamanofim Street, Ackerstein Towers, 9th Floor, Herzliya, 4672560, Israel Registered Office: 9 Hamanofim Street, Ackerstein Towers, 9th Floor, Herzliya, 4672560, Israel Israel 51-104106-3 Corporation Active 1984-09-30 SUNGAR5 43 2082 Fidelity Information Services (Thailand) Limited Trading At: 944 Mitrtown Office Tower, 24th Floor, Unit S24056, S24057, S24066, Rama 4 Road, Wangmai, Pathumwan, Bangkok, 10330, Thailand Registered Office: 944 Mitrtown Office Tower, 24th Floor, Unit S24056, S24057, S24066, Rama 4 Road, Wangmai, Pathumwan, Bangkok, 10330, Thailand Thailand 0105535049203 Limited Liability Company Active 1992-03-18 11000277341 44 4203 Fidelity Information Services de Mexico, S. de R.L. de C.V. Trading At: 180 Bosque de Ciruelos, Office PP101, Bosque de las Lomas, Miguel Hidalgo, Mexico City, 11700, Mexico Registered Office: 180 Bosque de Ciruelos, Office PP101, Bosque de las Lomas, Miguel Hidalgo, Mexico City, 11700, Mexico Mexico 487963-1 Limited Liability Partnership Active 2012-12-03 45 4066 Fidelity Information Services Front Arena AB Trading At: Sodermalmsallen 36-6tr, SE-118 28, Stockholm, Sweden Registered Office: Sodermalmsallen 36-6tr, SE-118 28, Stockholm, Sweden Sweden 556300-6567 Corporation Active 1987-08-11 FRONTC1 46 2198 Fidelity Information Services GmbH Germany HRB 153784 Limited Liability Company Active 2004-08-24 11000289970

Companies List Date 2026-01-15 Page 9 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Trading At: Barthstrasse 18, 80339, Munchen, Germany Registered Office: Barthstrasse 18, 80339, Munchen, Germany 47 2159 Fidelity Information Services India Private Limited Trading At: 2nd Floor and 3rd Floor, Tower 3, Block Wrap, EPIP, Zone 1, Whitefield Road, Bangalore, Karnataka, India, India Registered Office: S-405 (LGF), Greater Kailash Part II, New Delhi, India, 110048, India India U72200DL2002P TC114964 Private Company Active 2002-04-15 11000277343 48 2113 Fidelity Information Services International Holdings, Inc. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 2474875 Corporation Active 1995-02-15 11000277425 49 2276 Fidelity Information Services Ireland Limited Trading At: 11/12 Warrington Place, DUBLIN 2, Ireland Registered Office: 11/12 Warrington Place, DUBLIN 2, Ireland Ireland 425204 Private Company Limited by Shares (LTD) Active 2006-08-21 50 2114 Fidelity Information Services Limited Trading At: 41 - 42 Clarendon Road, Watford, Hertfordshire, WD17 1TB, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 02225203 Limited by Shares Active 1988-02-28 11000277344 51 2228 Fidelity Information Services Operations GmbH Trading At: Frankenstrasse 150B, 90461, Nurnberg, Germany, Germany Registered Office: Solmsstrasse 18, 60486, Frankfurt am Main, Germany Germany HRB 92620 Limited Liability Company Active 2011-12-12 11000417451

Companies List Date 2026-01-15 Page 10 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 52 2117 Fidelity Information Services SARL Registered Office: 53 Rue Sainte Anne, 75002, Paris, France, France France 410 215 115 Limited Liability Company Active 1996-12-12 11000277337 53 3135 Fidelity Information Services Slovakia s.r.o. Trading At: Hodžovo námestie 1/A, Bratislava - mestská časť Staré Mesto, 811 06, Slovakia Registered Office: Hodžovo námestie 1/A, Bratislava - mestská časť Staré Mesto, 811 06, Slovakia Slovakia 51 063 999 Limited Liability Company Active 2017-08-31 54 2074 Fidelity Information Services, LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: CT Corporation System, 320 S. Izard Street , Little Rock AR 72201-2114, United States United States 800196480 Limited Liability Company Active 2011-03-25 11000393679 55 2088 Fidelity International Resource Management, Inc. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 2269902 Corporation Active 1991-07-31 11000277429 56 2134 Fidelity National Information Services (Netherlands) B.V. Trading At: The Company's Registered Office Registered Office: De Entree 248, 12th Floor, 1101 EE, Amsterdam, Netherlands, Netherlands Netherlands 33282642 Limited Liability Company Active 1996-07-22 11000277385 57 1001 Fidelity National Information Services, Inc. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o C T Corporation System, 289 South Culver Street, Lawrenceville GA 30046-4805, United States United States 110597 Corporation Active 2001-03-02 11000276462

Companies List Date 2026-01-15 Page 11 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 58 2093 Fidelity National Participacoes e Servicos de Informatica Ltda Trading At: Av. Maria Coelho Aguiar, 215, Bloco D, 4º floor, São Paulo , 05805-000, Brazil Trading At (2): Rua Ceará, 225, Barueri, São Paulo , 06465-120, Brazil Registered Office: Avenida Maria Coelho Aguiar, 215, Bloco D, 4.º andar, [sala 1], Jardim São Luís, São Paul, CEP 05804-900 , Brazil Brazil 35.219.938.112 Limited Liability Company Active 1993-09-26 11000277387 59 2094 Fidelity National Servicos de Tratamento de Documentos e Informatica Ltda. Trading At: Avenida Maria Coelho Aguiar, 215, bloco D, 1º andar, Room E, São Paulo, 05804-900, Brazil Registered Office: Brigadeiro Faria Lima, Ave., 3.900, 4th floor, 402, room 1, Itaim Bibi, São Paulo, 04538-132, Brazil Brazil 35.2.14857076 Limited Liability Company Active 1994-10-31 11000277350 60 5011 Fidelity Participacoes e Servicos Ltda. Trading At: Avenida Antonio Frederico Ozanan, Ave., 1.440 - Block XII (part), Vila Santana II, Jundiai, 13219-001, Brazil Registered Office: Avenida Maria Coelho Aguiar,, 215, Bloco D, 4.º andar, Parte, Jardim São Luís, São Paulo, SP, CEP 05804-900, Brazil Brazil 286.304/94 Limited Liability Company Active 1992-12-01 11000277351 61 FINAINBEAS Financial Institution Benefit Association, Inc. Main Office : 11601 Roosevelt Blvd., St. Petersburg FL 33716, United States Registered Address: c/o CT Corporation System, 1015 15th Street, NW, Suite 1000, Washington DC 20005, United States United States 880480 Not-For-Profit Corporation Active 1988-02-17 11000450724 62 5024 Financial Insurance Marketing Group, Inc. Main Office : 347 Riverside United States 880362 Corporation Active 1988-02-05 11000277448

Companies List Date 2026-01-15 Page 12 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Avenue, Jacksonville FL 32202, United States Registered Address: c/o CT Corporation System, 1015 15th Street, NW, Suite 1000, Washington DC 20005, United States 63 4072 FIS (Switzerland) SA Trading At: Route de l'Aeroport 29-31, 1215, Genève 15, Switzerland Registered Office: 29-31 route de l'Aéroport, Cointrin, 1216, Le Grand-Saconnex, Switzerland Switzerland CH 660 0791994 9 Corporation Active 1994-07-20 SUNGAR11 64 4232 FIS (Tunisia) I SARL Trading At: Lot no. 45, Building B, Zl Chotrana, Ariana, 2083, Tunisia Registered Office: Immeuble Nida, Technopole El Ghazala, Route de Raoued km 3,5, El Ghazala, Ariana, Raoued, 2088, Tunisia Tunisia RCS B 155 82 1999 Private Limited Company Active GLTradeMENA 65 4233 FIS (Tunisia) II SARL Trading At: Lot no. 45, Building B, Zl Chotrana, Ariana, 2083, Tunisia Registered Office: Immeuble Nida, Technopole El Ghazala, Route de Raoued km 3,5, El Ghazala, Ariana, Raoued, 2088, Tunisia Tunisia SDCR07218Z Corporation Active 2007-04-18 GLTUNISIA 66 FISACELLC FIS ACE, LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 5722751 Limited Liability Company Active 2024-10-25 67 4008 FIS Asia Pacific Inc. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 2539786 Corporation Active 1995-09-15 SUNGAR72

Companies List Date 2026-01-15 Page 13 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 68 5098 FIS AsiaPacRim Holdings Ltd. Trading At: 51-53 Tricorn House, Hagley Road, First Floor, Birmingham, England, B16 8TU, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom Single Alternative Inspection Location: The Walbrook Building, 25 Walbrook, London, EC4N 8AF, United Kingdom United Kingdom 06707320 Limited by Shares Active 2008-09-25 11000290018 69 5038 FIS Australasia Pty Ltd Trading At: Level 12, 55 Clarence Street, Sydney NSW 2000, Australia Registered Office: Level 12, 55 Clarence Street, Sydney NSW 2000, Australia Australia 093 114 759 Proprietary Limited Active 2000-05-31 11000277354 70 5040 FIS Banking Solutions UK Limited Trading At: 1st Floor Tricorn House, 51-53 Hagley Road, Edgbaston, Birmingham, West Midlands, B16 8TU, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom Single Alternative Inspection Location: The Walbrook Building, 25 Walbrook, London, EC4N 8AF, United Kingdom United Kingdom 03517639 Limited by Shares Active 1998-02-26 11000277321 71 4189 FIS Bilgisayar Hizmetleri Ticaret Limited Sirketi Registered Office: Harbiye Mah. Bostan Sk. No:15, Ic Kapi No:5, Sisli / Istanbul, Turkey Turkey 608806/556388 Private Limited Company Active 2006-12-13 SG Turkey 72 4028 FIS Brokerage & Securities Services LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, United States 3172117 Limited Liability Company Active 2000-02-11 ASSENT

Companies List Date 2026-01-15 Page 14 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 1209 Orange Street, Wilmington DE 19801, United States 73 4124 FIS Capital Markets UK Limited Trading At: The Walbrook Building, 25 Walbrook, London, EC4N 8AF, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 00982833 Limited by Shares Active 1970-06-23 SUNGAR121 74 4001 FIS Capital Markets US LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 0940229 Limited Liability Company Active 1982-06-29 SUNGAR 75 FISCARES FIS Cares, Inc. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 7923879 Not-For-Profit Corporation Active 2020-04-03 76 4162 FIS Consulting Services (Ireland) Limited Registered Office: One Spencer Dock, North Wall Quay, Dublin 1, Dublin, D01 X9R7, Ireland Ireland 328660 Limited by Shares Active 2000-06-12 C21131 77 2263 FIS Denmark ApS Registered Office: c/o Eskil Nielsen, Overgaden Neden Vandet 9C, 1., 1414, København K, Denmark Denmark 41916192 Anpartsselskab (ApS) Active 2020-12-07 78 4206 FIS Derivatives Utility Services (Singapore) Pte. Ltd. Trading At: 8 Marina View #31-01, Asia Square Tower 1, 018960, Singapore Registered Office: 8 Marina View #31-01, Asia Square Tower 1, 018960, Singapore Singapore 201501683Z Private Limited Company Active 2015-01-16 79 4205 FIS Derivatives Utility Services (UK) Limited Trading At: The Walbrook United Kingdom 9398140 Limited by Shares Active 2015-01-20

Companies List Date 2026-01-15 Page 15 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Building, 25 Walbrook, London, EC4N 8AF, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom 80 4056 FIS DERIVATIVES UTILITY SERVICES LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 5676223 Limited Liability Company Active 2015-01-16 81 4112 FIS Energy Solutions Limited Trading At: The Walbrook Building, 25 Walbrook, London, EC4N 8AF, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 01889028 Limited by Shares Active 1985-02-22 SUNGAR116 82 4236 FIS European MTF Ireland Limited Registered Office: One Spencer Dock, North Wall Quay, Dublin 1, Dublin, D01 X9R7, Ireland Ireland 654881 Limited by Shares Active 2019-08-09 COMPANY 83 2295 FIS Finance Germany GmbH Trading At: Solmsstrasse 18, 60486, Frankfurt am Main, Germany Registered Office: Solmsstrasse 18, 60486, Frankfurt am Main, Germany Germany HRB 136054 Limited Liability Company Active 2024-09-11 84 2294 FIS Finance Germany Holdings GmbH Trading At: Solmsstrasse 18, 60486, Frankfurt am Main, Germany Registered Office: Solmsstrasse 18, 60486, Frankfurt am Main, Germany Germany HRB 136038 Limited Liability Company Active 2024-09-10 85 2290 FIS Finance UK Holdings Limited Trading At: The Walbrook Building, 25 Walbrook, London, United Kingdom 16035821 Limited by Shares Active 2024-10-23

Companies List Date 2026-01-15 Page 16 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference EC4N 8AF, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom 86 2296 FIS Finance UK Limited Trading At: The Walbrook Building, 25 Walbrook, London, EC4N 8AF, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 16142991 Limited by Guarantee Active 2024-12-18 87 2133 FIS Financial Solutions Canada Inc. Main Office : The Company's Registered Office Registered Office: Scotia Plaza, 40 King Street West, Suite 6600, P.O. Box 1011, Toronto ON Canada M5H 3S1 , Canada Canada 5043743 Corporation Active 2021-01-01 88 4165 FIS Financial Systems (France) SAS Trading At: 46 rue Notre Dame des Victoires, 75002, Paris, France Registered Office: 46 rue Notre Dame des Victoires, 75002, Paris, France France 347 600 645 Corporation Active 1988-08-25 C21807 89 FISFOUNDAT FIS Foundation, Inc. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o CT Corporation System, 8020 Excelsior Drive, Suite 200, Madison WI 53717, United States United States MO71472 Not-For-Profit Corporation Active 2007-12-21 11000436739 90 2316 FIS GCS LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 6378719 Limited Liability Company Active 2017-04-13

Companies List Date 2026-01-15 Page 17 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 91 2167 FIS Global Business Solutions India Private Limited Trading At: 402, I Park, Plot No. 15, Udyog Vihar Phase IV, Gurgaon, Haryana, India, 122016, India Trading At (2): 3rd and 7th Floor, Plot No. 32A and 32B, Ambit IT Park, Ambattur Industrial Estate, AMBIT IT Park Road, Ambattur, Chennai, Tamil Nadu, 600058, India Registered Office: S-405 (LGF), Greater Kailash Part II, New Delhi, India, 110048, India India U72900DL1997P TC088532 Limited by Shares Active 1997-07-14 11000277334 92 4061 FIS Global Execution Services Limited Trading At: The Walbrook Building, 25 Walbrook, London, EC4N 8AF, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 03127109 Limited by Shares Active 1995-11-16 SUNGAR62 93 FISGLIUK FIS Global I UK Limited Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 16919367 Private Limited Company Active 2025-12-18 94 FISGLIIUK FIS Global II UK Limited Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 16919405 Private Limited Company Active 2025-12-18 95 2203 FIS Global Solutions Philippines Inc. Trading At: 9th Floor, Ecoplaza Building, 2305 Chino Roces (Pasong Tamo Avenue Extension), Makati City, 1231, Philippines Registered Office: 9th Floor, Ecoplaza Building, 2305 Chino Roces (Pasong Tamo Avenue Extension), Makati City, 1231, Philippines CS200916758 Corporation Active 2009-10-30 11000330276

Companies List Date 2026-01-15 Page 18 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Philippines 96 4167 FIS Global Trading (Deutschland) GmbH Trading At: Solmsstrasse 18, 60486, Frankfurt, Germany Registered Office: Solmsstrasse 18, 60486, Frankfurt, Germany Germany HRB 85990 Private Limited Company Active 1998-01-26 C21823 97 4168 FIS Global Trading (Hong Kong) Limited Trading At: Suite 1301, 13/F Six Pacific Place, 50 Queen's Road East, Wan Chai, Hong Kong Registered Office: Suite 1301, 13/F Six Pacific Place, 50 Queen's Road East, Wan Chai, Hong Kong Hong Kong 19162415 Private Limited Company Active 1994-07-14 GLHongKong 98 4179 FIS Global Trading (Ibérica), S.L. Unipersonal Trading At: Calle Principe de Vergara 132. 9th floor, 28002, Madrid, Spain Registered Office: Calle Principe de Vergara 132. 9th floor, 28002, Madrid, Spain Spain B82808148 Private Limited Company Active 2000-10-26 GLIberica 99 4173 FIS Global Trading (Nederland) BV Trading At: De Entree 248, 12th Floor, 1101 EE, Amsterdam, Netherlands, Netherlands Registered Office: De Entree 248, 12th Floor, 1101 EE, Amsterdam, Netherlands, Netherlands Netherlands 34137378 Private Limited Company Active 2000-07-10 C21812 100 4174 FIS Global Trading (Portugal), Unipessoal Lda Registered Office: Rua Mouzinho da Silveira, 32, 1250-167, Lisboa, Portugal Portugal 506880559 Private Limited Company Active 2004-05-24 C21809 101 4176 FIS Global Trading (Singapore) Pte. Ltd. Trading At: 8 Marina View #31-01, Asia Square Tower 1, 018960, Singapore Registered Office: 8 Marina View, #31-01, Asia Square Tower 1, 018960, Singapore Singapore 199904587M Private Limited Company Active 1999-08-05 C21810 102 4180 FIS Global Trading (Suisse) SA Trading At: Route de l'Aeroport Switzerland CH-020-3023939- 9 Corporation Active 2000-11-29 GLSuisse

Companies List Date 2026-01-15 Page 19 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 29-31, 1215, Genève 15, Switzerland Trading At (2): Elias Canetti-Strasse 2, 8050, Zurich, Switzerland Registered Office: 29-31 route de l'Aéroport, Cointrin, 1216, Le Grand-Saconnex, Switzerland 103 FISHEATRU FIS Healthcare Trustee Limited Trading At: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 10397112 Limited by Shares Active 2016-09-27 104 5096 FIS Holdings Mauritius Registered Office: DTOS Ltd., 10th Floor, Standard Chartered Tower, 19 Cybercity, Ebene, Mauritius Mauritius 85238 Private Company Limited by Shares (LTD) Active 2008-11-27 11000285030 105 4218 FIS International Subsidiaries Holdings LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 6090831 Limited Liability Company Active 2016-07-08 106 4220 FIS INVESTMENT VENTURES LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 4011107 Limited Liability Company Active 2005-08-05 SUNGAR150 107 2119 FIS Investor Services Germany GmbH Trading At: Solmsstrasse 18, 60486, Frankfurt am Main, Germany Registered Office: Solmsstrasse Germany HRB 130938 Limited Liability Company Active 1996-12-20 11000277338

Companies List Date 2026-01-15 Page 20 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 18, 60486, Frankfurt am Main, Germany 108 2168 FIS Investor Services India Private Limited Trading At: OB3, Ground Floor, Plot No. 18-23,, Nanakramguda, Financial Dist.,, Hyderabad, Telangana, 500019, India Trading At (2): Westend Centre, 2nd Floor, 3, Westend Centre,, Survey no. 169, Hissa No. 1, sector II, , Aundh, Pune, Pune, Maharashtra, 411007, India Registered Office: S-405 (LGF), Greater Kailash Part II, New Delhi, India, 110048, India India U74999DL2004P TC124104 Limited by Shares Active 2004-01-15 11000277358 109 4055 FIS Investor Services LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 5663067 Limited Liability Company Active 2014-12-23 110 3420 FIS Investor Services Poland Sp. z o.o. Trading At: Nowy Rynek Complex, Bldg B, 4th FL,, Przemyslowa 3 Street, 61-579, Poznan, Poland Registered Office: ul. Sienna 75,, 00-833, Warszawa, Poland Poland 0000906959 Limited Liability Company Active 2021-03-30 111 FISIRHOLL FIS Ireland Holdings LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 10449218 Limited Liability Company Active 2025-12-23 112 4171 FIS Japan KK Trading At: 12F, JA Building, 1-3-1 Otemachi, Chiyoda-Ku, Tokyo 100-6812, 100-6812, Japan Registered Office: 12F, JA Building, 1-3-1 Otemachi, Chiyoda-Ku, Tokyo 100-6812, 100-6812, Japan Japan 0100-01-092436 Corporation Active 2001-01-19 GLTradeJapan 113 4108 FIS Korea Ltd Korea, Republic of Reg. No. 218943 Private Company Active 2001-03-09 SUNGAR76

Companies List Date 2026-01-15 Page 21 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Trading At: 18Fl, O2 Tower, 83 Uisadang-daero, Yeongdeungpo-gu, Seoul, 07325, Korea, Republic of Registered Office: 18Fl, O2 Tower, 83 Uisadang-daero, Yeongdeungpo-gu, Seoul, 07325, Korea, Republic of 114 2218 FIS Management Services Mexico, S. de R.L. de C.V. Trading At: 404 Avenida Paseo de la Reforma, Piso 6 - Despacho 602, Colonia Juarez, Delegacion Cuauhtemoc, Codigo , Mexico City, 06600, Mexico Registered Office: 404 Avenida Paseo de la Reforma, Piso 6 - Despacho 602, Colonia Juarez, Delegacion Cuauhtemoc, Codigo , Mexico City, 06600, Mexico Mexico FMS1007021A1 Limited Liability Partnership Active 2010-07-02 INTERNATIONA 11000370280 115 2077 FIS Management Services, LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 3820612 Limited Liability Company Active 2004-06-24 11000277454 116 2266 FIS Norway AS Trading At: Haakon VIIs gate 6, Oslo, 0161, Norway Registered Office: Haakon VIIs gate 6, Oslo, 0161, Norway Norway 926 403 699 Private Company Active 2021-01-04 117 2130 FIS Pakistan (Private) Limited Registered Office: C/o. A-35, Cavish Court, Block 7 & 8, KCHSU, Shahrah-e-Faisal, Karachi, Pakistan Pakistan 53696 Private Limited Company Active 2006-01-25 11000277345 118 2169 FIS Payment Solutions & Services India Private Limited Trading At: 301 to 306, 3rd Floor, Fairmont, Hiranandani Business Park, Powai, Maharashtra, Mumbai, 400076, India Registered Office: S-405 (LGF), Greater Kailash Part II, New India U72200DL2005P TC134488 Private Company Active 2005-03-29 11000277332

Companies List Date 2026-01-15 Page 22 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Delhi, India, 110048, India 119 5039 FIS Payments (UK) Limited Trading At: 1st Floor Tricorn House, 51-53 Hagley Road, Edgbaston, Birmingham, West Midlands, B16 8TU, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 04215488 Limited by Shares Active 2001-05-11 11000277325 120 3002 FIS Payments LLC Main Office : 4900 West Brown Deer Road, Brown Deer WI 53223, United States Registered Address: c/o CT Corporation System, 8020 Excelsior Drive, Suite 200, Madison WI 53717, United States United States 1M16263 Limited Liability Company Active 1971-11-18 METAVANTECO R 11000333367 121 FISPENSION FIS Pensions Limited Trading At: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 2775892 Limited by Shares Active 1992-12-22 SUNGAR97 122 2250 FIS Romania SRL Registered Office: 1st District, Calea Griviței 82-98, "Podium" Building, 1st Floor, Room no. E1.14. , Bucharest, Romania Romania J40/4656/2015 Limited Liability Company Active 2015-04-16 INTERNATIONA 11000528437 123 4073 FIS SG (Italia) S.r.l. Trading At: Via Amedei 15, 20123, Milan, Italy Registered Office: Via Amedei 15, 20123, Milan, Italy Italy 10433690152 Corporation Active 1991-07-30 SUNGAR49 124 4132 FIS SG Systems Philippines Inc. Trading At: 42nd Floor, AIA Tower, 8767 Paseo De Roxas St. Bel-Air, Makati City, Metro Manila, 1209, Philippines Registered Office: 42nd Floor, AIA Philippines CS200411079 Corporation Active 2004-07-22 SUNGAR139

Companies List Date 2026-01-15 Page 23 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Tower, 8767 Paseo De Roxas St. Bel-Air, Makati City, Metro Manila, 1209, Philippines 125 4226 FIS Solutions (India) Private Limited Trading At: Upper Ground Floor to 7th Floor, Westend Center One, Survey No. 169/1, Sector II, Aundh, Pune, 411 007, India Registered Office: S-405 (LGF), Greater Kailash Part II, New Delhi, India, 110048, India India U72200DL1993P TC330116 Limited by Shares Active 1993-07-05 SUNGAR135 126 4229 FIS Solutions Software (India) Private Limited Trading At: Wing 4, Cluster D, Plot No. 1,, S. No. 77, EON, Kharadi MIDC Knowledge Park, Pune, 411 014, India Registered Office: S-405 (LGF), Greater Kailash Part II, New Delhi, India, 110048, India India U72200DL2007P TC331316 Limited by Shares Active 2007-07-06 C21742 127 2211 FIS Solutions, LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 4884179 Limited Liability Company Active 2010-10-13 11000380859 128 4129 FIS Systeme GmbH Trading At: Solmsstrasse 18, 60486, Frankfurt am Main, Germany Registered Office: Solmsstrasse 2-22, 60486, Frankfurt am Main, Germany Germany HRB 56839 Limited Liability Company Active 2001-10-11 SUNGAR129 129 4075 FIS Systems (Hong Kong) Limited Trading At: Suite 1301, 13/F Six Pacific Place, 50 Queen's Road East, Wan Chai, Hong Kong Registered Office: Suite 1301, 13/F Six Pacific Place, 50 Queen's Road East, Wan Chai, Hong Kong Hong Kong 15297721 Private Limited Company Active 1992-02-07 SUNGAR52 130 4082 FIS Systems (Luxembourg) S.A. Registered Office: 28, Boulevard F.W. Raiffeisen, Luxembourg, L- 2411, Luxembourg Luxembourg B 73778 Corporation Active 1999-12-31 SUNGAR12

Companies List Date 2026-01-15 Page 24 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 131 4059 FIS Systems (Malaysia) Sdn. Bhd. Trading At: Suite 10.03, Level 10, Menara IGB, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Malaysia, Malaysia Registered Office: 12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, 46200 Petaling Jaya, Selangor, Malaysia Malaysia 199501002477 Private Limited Company Active 1995-01-21 SUNGAR22 132 4080 FIS Systems (Singapore) Pte. Ltd. Trading At: 8 Marina View #31-01, Asia Square Tower 1, 018960, Singapore Registered Office: 8 Marina View #31-01, Asia Square Tower 1, 018960, Singapore Singapore 199505654W Private Limited Company Active 1995-08-08 SUNGAR56 133 4215 FIS Systems de Colombia S.A.S. Trading At: The Company's Registered Office Registered Office: Carrera 11, No. 79-35 Piso 9, Bogota, 110221, Colombia Colombia 023610189 Corporation Active 2015-08-25 134 4208 FIS Systems Kenya Limited Trading At: Eaton Place, 2nd Floor, United Nations Crescent Road, P.O. Box 63946, Gigiri, Nairobi, 00619, Kenya Registered Office: Eaton Place, 2nd Floor, United Nations Crescent Road, P.O. Box 63946, Gigiri, Nairobi, 00619, Kenya Kenya CPR/2015/17500 4 Limited Liability Company Active 2015-01-29 135 4106 FIS Systems NZ Limited Trading At: 130 Wrights Road, Addington Park, Christchurch, 8024, New Zealand Registered Office: 130 Wrights Road, Addington Park, Christchurch, 8024, New Zealand New Zealand 1003509 (NZBN: 9429037423681) Limited Liability Company Active 1999-12-03 SUNGAR59 136 4074 FIS Systems Pty Ltd Trading At: Level 12, 55 Clarence Street, Sydney NSW 2000, Australia Registered Office: Level 12, 55 Clarence Street, Sydney NSW Australia 003 699 518 Proprietary Limited Active 1989-02-01 SUNGAR53

Companies List Date 2026-01-15 Page 25 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 2000, Australia 137 4086 FIS Systems South Africa (Pty) Ltd. Trading At: 5th Floor West, Atrium on 5th Office Tower, Corner 5th and Maude Street, Sandton City, Gauteng, Sandton, 2146, South Africa Registered Office: 5th Floor West, Atrium on 5th Office Tower, Corner 5th and Maude Street, Sandton City, Gauteng, Sandton, 2146, South Africa South Africa 1997/005151/07 Private Limited Company Active 1997-04-09 FDPSOF 138 2252 FIS Technology (Beijing) Co. Ltd. Trading At: Unit 581, 5/F, Block A, Landgent Center, No. 20 East Middle 3rd Ring Road, Chaoyang District, Beijing, 100020, China Registered Office: Unit 581, 5/F, Block A, Landgent Center, No. 20 East Middle 3rd Ring Road, Chaoyang District, Beijing, 100020, China China 91110105329581 04XR Limited Liability Company Active 2015-03-06 INTERNATIONA 11000525013 139 2128 FIS Technology Services (Poland) Sp. z o.o. Trading At: ul. Sienna 73, Sienna Center, Building 3, 2nd floor, 00-833, Warsaw, Poland, Poland Registered Office: ul. Sienna 75,, 00-833, Warszawa, Poland Poland KRS: 0000038602 Limited Liability Company Active 1998-01-15 11000277346 140 4235 FIS Technology Services (Tunisia) sarl Trading At: Lot no. 45, Building B, Zl Chotrana, Ariana, 2083, Tunisia Registered Office: Immeuble Nida, Technopole El Ghazala, Route de Raoued km 3,5, El Ghazala, Ariana, Raoued, 2088, Tunisia Tunisia B0314472014 Limited Liability Company Active 2013-12-19 141 2101 FIS Technology Services Singapore Pte. Ltd. Trading At: 8 Marina View #31-01, Asia Square Tower 1, 018960, Singapore Registered Office: 8 Marina View Singapore 201223767K Private Limited Company Active 2012-09-27 11000434200

Companies List Date 2026-01-15 Page 26 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference #31-01, Asia Square Tower 1, 018960, Singapore 142 2267 FIS Treasury Centre Limited Trading At: The Walbrook Building, 25 Walbrook, London, EC4N 8AF, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom Presenter: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 13543636 Limited by Shares Active 2021-08-02 143 4136 FIS UK Holdings Limited Trading At: The Walbrook Building, 25 Walbrook, London, EC4N 8AF, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 5483711 Limited by Shares Active 2005-06-17 SUNGAR149 144 2237 FIS Vietnam LLC Trading At: 5th Floor, Leadvisors Place Building, 41A Ly Thai To, Hoan Kiem Ward, Hanoi, 100000, Vietnam Registered Office: 5th Floor, Leadvisors Place Building, 41A Ly Thai To, Hoan Kiem Ward, Hanoi, 100000, Vietnam Vietnam 0106159689 Limited Liability Company Active 2013-03-15 INTERNATIONA 11000448602 145 4903 FIS-SG Holding Corp. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 3985412 Corporation Active 2005-06-16 SUNGAR155 146 2201 FNIS Istanbul Danismanlik Limited Sirketi Trading At: Esentepe Mah. Büyükdere Cad., Tekfen Tower No:209, Kat:8, Levent Şişli, Istanbul, 34394, Turkey Turkey 705700 Limited Liability Company Active 2009-07-27 INTERNATIONA 11000314914

Companies List Date 2026-01-15 Page 27 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Registered Office: Fulya Mah, Sehit Niyazi Sok, Ugur Apt. #15/8, Mecidiyekoy, Sisli, Turkey 147 FVMESULP FV General Partner, LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 7583835 Limited Liability Company Active 2019-08-29 148 4178 GL Trade (South Africa) Proprietary Limited Trading At: 5th Floor West, Atrium on 5th Office Tower, Corner 5th and Maude Street, Sandton City, Gauteng, Sandton, 2146, South Africa Registered Office: 5th Floor West, Atrium on 5th Office Tower, Corner 5th and Maude Street, Sandton City, Gauteng, Sandton, 2146, South Africa South Africa 2000/021185/07 Private Limited Company Active 2000-08-23 C21808 149 4175 GL Trade Software DOO Trading At: 136B Milutina Milankovica, 2nd floor, Belgrade, 11070, Serbia Registered Office: Milutina Milankovića 136B, Beograd, 11070, Serbia Serbia 20331143 Limited Liability Company Active 2007-09-13 C21821 150 4181 GL Trade Solutions CMS (Thailand) Limited Trading At: 15th Floor, Units 1501-1502, Empire Tower, No. 1 South Sathorn Road, Kwaeng Yannawa, Khet Sathorn, Bangkok, 10120, Thailand Registered Office: 15th Floor, Units 1501-1502, Empire Tower, No. 1 South Sathorn Road, Kwaeng Yannawa, Khet Sathorn, Bangkok, 10120, Thailand Thailand 105549070501 Private Limited Company In Liquidation 2006-06-08 FNXThai2 151 4170 Glesia S.r.l. Trading At: Via Amedei 15, 20123, Milan, Italy Registered Office: Via Amedei 15, Italy 13449020158 Limited Liability Company Active 2001-05-11 GLESIA

Companies List Date 2026-01-15 Page 28 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 20123, Milan, Italy 152 2176 i DLX International BV Trading At: The Company's Registered Office Registered Office: De Entree 248, 12th Floor, 1101 EE, Amsterdam, Netherlands, Netherlands Netherlands 33293961 Limited Liability Company Active 1997-07-02 11000277361 153 2221 Information Services Luxembourg S.a.r.l Registered Office: 28, Boulevard F.W. Raiffeisen, Luxembourg, L- 2411, Luxembourg Luxembourg B 145.294 Limited Liability Company Active 2009-03-03 11000300877 154 4035 Integrity Treasury Solutions Inc. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 2562913 Corporation Active 1995-11-17 INTEGR3 155 KINNBUSOLL Kinnek Business Solutions LLC Registered Address: c/o National Registered Agents, Inc., 160 Greentree Dr, Ste 101, Dover DE 19904-7620 United States 7598727 Limited Liability Company Dormant 2019-09-04 SUBSIDIARY 156 3035 Metavante Technologies Limited Trading At: The Company's Registered Office Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 02659326 Limited by Shares Active 1991-10-31 11000333401 157 3024 NYCE Payments Network, LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 2376559 Limited Liability Company Active 1994-02-07 SUBSIDIARY 11000333405 158 4100 Oshap Software Industries Ltd. Trading At: 9 Hamanofim Street, Ackerstein Towers, 9th Floor, Herzliya, 4672560, Israel Registered Office: 9 Hamanofim Street, Ackerstein Towers, 9th Israel 51-109765-1 Corporation Active 1985-12-29 OSHAPS

Companies List Date 2026-01-15 Page 29 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Floor, Herzliya, 4672560, Israel 159 4804 Panther HoldCo 2, Inc. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 5914240 Corporation Active 2015-12-22 160 4805 Panther HoldCo, Inc. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: C/O C T Corporation System, 160 Mine Lake Ct, Suite 200, Raleigh NC 27615-6417, United States United States 1487761 Corporation Active 2015-12-21 161 5009 Payment Chile S.A. Trading At: Alonso de Cordova 2860, Office 504, Vitacura, Santiago, 7630440, Chile Registered Office: Alonso de Cordova 2860, Office 504, Vitacura, Santiago, 7630440, Chile Chile 96.962.220-3 Corporation Active 2001-04-26 11000277391 162 3320 Payments Technology Services Limited Registered Office: Rooms 1001-03, 10/F, Wing On Kowloon Centre, 345 Nathan Road, Kowloon, Hong Kong, Hong Kong Hong Kong 37770365 Private Limited Company Active 2007-03-28 INTERNATIONA 11000537655 163 2282 Percentile Limited Trading At: 8 Lloyd's Avenue, Lloyd's Avenue, London, EC3N 3EL, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 8867031 Limited by Shares Active 2014-01-29 164 2238 Platform Securities Holdings Limited Trading At: Tricorn House, 51-53 Hagley Road, Edgbaston, Birmingham, B16 8TU, United Kingdom Registered Office: c/o FIS United Kingdom 05777728 Limited by Shares Active 2006-04-11 INTERNATIONA 11000464515

Companies List Date 2026-01-15 Page 30 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom 165 2247 Platform Securities International Limited Trading At: The View, Harbour Reach, La Rue de Carteret, St. Helier, JE2 4HR, Jersey Registered Office: The View, Harbour Reach, La Rue de Carteret, St. Helier, JE2 4HR, Jersey Jersey 116715 Limited by Shares Active 2014-09-26 11000521560 166 2261 Platform Securities International Nominees Limited Registered Office: The View, Harbour Reach, La Rue de Carteret, St. Helier, JE2 4HR, Jersey Jersey 117047 Limited by Shares Active 2014-11-10 11000521566 167 2239 Platform Securities LLP Trading At: Tricorn House, 51-53 Hagley Road, Edgbaston, Birmingham, B16 8TU, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom OC301316 Limited Liability Partnership Active 2002-01-17 INTERNATIONA 11000464530 168 2241 Platform Securities Nominees Limited Trading At: Tricorn House, 51-53 Hagley Road, Edgbaston, Birmingham, B16 8TU, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom Presenter: The Company's Registered Office United Kingdom 03780112 Limited by Shares Active 1999-05-25 INTERNATIONA 11000464532 169 2243 Platform Securities Services Limited Trading At: Tricorn House, 51-53 Hagley Road, Edgbaston, Birmingham, B16 8TU, United Kingdom United Kingdom 5289974 Limited by Shares Active 2004-11-18 INTERNATIONA 11000464534

Companies List Date 2026-01-15 Page 31 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom Presenter: The Company's Registered Office 170 2249 PT Fidelity Information Services Indonesia Trading At: One Pacific Place Level 11, Sudirman Central Business District (SCBD), Jalan Jend. Sudirman Kav. 52-53, Jakarta, 12190, Indonesia Registered Office: One Pacific Place Level 11, Sudirman Central Business District (SCBD), Jalan Jend. Sudirman Kav. 52-53, Jakarta, 12190, Indonesia Indonesia 9120403111381 Limited Liability Company Active 2015-03-02 INTERNATIONA 11000523409 171 4202 PT FIS Systems Indonesia Trading At: One Pacific Place Level 11, Sudirman Central Business District (SCBD), Jalan Jend. Sudirman Kav. 52-53, Jakarta, 12190, Indonesia Registered Office: One Pacific Place Level 11, Sudirman Central Business District (SCBD), Jalan Jend. Sudirman Kav. 52-53, Jakarta, 12190, Indonesia Indonesia 8120215290064 Private Limited Company Active 2011-09-23 172 3130 Reliance Financial Corporation Main Office : 201 17th St NW, Suite 1000, Atlanta GA 30363, United States Registered Address: c/o CT Corporation System, 1201 Peachtree Street, N.E., Atlanta GA 30361, United States United States 114658 Corporation Active 2001-03-26 11000492242 173 3129 Reliance Integrated Solutions LLC Main Office : 201 17th St NW, Suite 1000, Atlanta GA 30363, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 3365498 Limited Liability Company Active 2001-03-07 11000495886

Companies List Date 2026-01-15 Page 32 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 174 3132 Reliance Trust Company Main Office : 201 17th St NW, Suite 1000, Atlanta GA 30363, United States Registered Address: c/o CT Corporation System, 1201 Peachtree Street, N.E., Atlanta GA 30361, United States United States J715947 Corporation Active 1981-02-11 11000495889 175 3407 Rocket Partners Holdings, LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 7758574 Limited Liability Company Active 2019-12-18 176 2240 Secondco Limited Trading At: Tricorn House, 51-53 Hagley Road, Edgbaston, Birmingham, B16 8TU, United Kingdom Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom Presenter: The Company's Registered Office United Kingdom 05297072 Limited by Shares Active 2004-11-26 INTERNATIONA 11000464536 177 4163 SunGard Global Trading (Australia) Pty. Ltd. Trading At: Level 12, 55 Clarence Street, Sydney NSW 2000, Australia Registered Office: Level 12, 55 Clarence Street, Sydney NSW 2000, Australia Australia 095 093 100 Proprietary Limited Active 2000-12-04 C21832 178 4227 SunGard India Sales Private Limited Registered Office: S-405 (LGF), Greater Kailash Part II, New Delhi, India, 110048, India India U72200DL2006F TC328928 Limited by Shares Active 2006-09-26 C15026 179 2281 Torstone Technology (Canada) Incorporated Registered Office: Marven's Place c/o Bingham Law, Attn: Kelsey 1 Factory Lane, Suite 310, Moncton E1C 9M2, Canada Canada 716712 Corporation Active 2020-05-22 180 2280 Torstone Technology Limited United Kingdom 7490275 Limited by Shares Active 2011-01-12

Companies List Date 2026-01-15 Page 33 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom 181 2271 Transactis, Inc. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 3448387 Corporation Active 2001-10-22 182 4150 Trax B.V. Trading At: De Kleetlaan 6A, 1831 Diegem, Belgium, Belgium Registered Office: De Kleetlaan 6A, 1831 Machelen, Belgium Belgium 0869 630 833 Private Limited Company Active 2004-10-22 C13364 183 3406 Virtus Group, LP Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: C T Corporation System, 1999 Bryan Street, Suite 900, Dallas Texas, Dallas 75201, United States United States 800552160 Limited Partnership Active 2005-09-30 184 VIRTLPHOLL Virtus LP Holdings, LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 5658522 Limited Liability Company Active 2014-12-16 185 3404 Virtus Partners Fund Services Ireland Limited Registered Office: Alexandra House , 3 Ballsbridge Park, Dublin, D04 C7H2, Ireland Ireland 589158 Limited by Shares Active 2016-09-09 186 3405 Virtus Partners Fund Services Luxembourg S.a.r.l. Trading At: 8a rue Albert Borschette, Luxembourg, L-1246 , Luxembourg Registered Office: 8a rue Albert Borschette, Luxembourg, L-1246 , Luxembourg Luxembourg B218030 Limited Liability Company Active 2017-09-13

Companies List Date 2026-01-15 Page 34 QuickRef Name Country Company No. Company Type Company Status Incorporated User Grouping File Reference 187 3409 Virtus Partners Ireland Limited Registered Office: One Spencer Dock, North Wall Quay, Dublin 1, Dublin, D01 X9R7, Ireland Ireland 579751 Limited by Shares Active 2016-03-29 188 3410 Virtus Partners Limited Registered Office: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom Presenter: c/o FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, United Kingdom United Kingdom 06602363 Limited by Shares Active 2008-05-27 189 3411 Virtus Trade Settlement, LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 5661891 Limited Liability Company Active 2014-12-19 190 VPFUNSER VP Fund Services, LLC Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: c/o The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States United States 5704806 Limited Liability Company Active 2015-03-06 191 3802 Zenmonics Software Private Limited Registered Office: OB 3, Ground Floor, Plot No. 18-23,, Nanakramguda, Financial Dist., Hyderabad, Telangana, 500019, India India U72200TG2007P TC054931 Private Limited Company Active 2007-07-30 192 3801 Zenmonics, Inc. Main Office : 347 Riverside Avenue, Jacksonville FL 32202, United States Registered Address: CT Corporation System , 160 Mine Lake CT Suite 200, Raleigh NC 27615-6417, United States United States 0926610 Corporation Active 2007-07-09 193 Deft Merger Sub, LLC United States Limited Liability Company Active 2025-11-26

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